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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 9, 1999
                                                       -------------------

                               GENERAL MAGIC, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                                                77-0250147
----------------------------    ------------------------    ----------------------
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
 of incorporation)                                          Identification Number)

                420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94086
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (408) 774-4000
                                                   -----------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     On September 9, 1999, General Magic, Inc. entered into an Exchange Agreement with the holders of our Series D Convertible Preferred Stock. Pursuant to the Exchange Agreement, the holders of the Series D preferred stock exchanged an aggregate of $10,000,000 of the $20,000,000 of Series D preferred stock originally issued by us for $10,000,000 of a newly created Series F Convertible Preferred Stock. As further described below, the Series F preferred stock provides for redemption provisions which will allow us to treat it as "equity" for accounting purposes.

     On April 15, 1999, we received a letter from The Nasdaq National Market advising us that we had failed to meet the "net tangible assets" requirement for continued listing on that market. The letter required us to demonstrate compliance with this requirement by July 13, 1999. In response to the April 15th letter, we submitted a letter demonstrating our compliance as of May 7, 1999, and providing our plan for continued compliance through December 31, 1999. Our plan was accepted by The Nasdaq National Market on July 1, 1999, contingent on our ability to complete a financing transaction by July 30, 1999, and to demonstrate compliance with the "net tangible assets" requirement through the remainder of the year. As of July 30, 1999, we entered into an agreement providing for an equity line of credit arrangement. See the Current Report on Form 8-K filed by us on August 3, 1999 for a discussion of the terms of the equity line of credit and circumstances under which it may not be available to us. The reclassification of $10,000,000 of the Series D preferred stock as "equity" for accounting purposes through the exchange of such stock for the Series F preferred stock will further our ability to meet the "net tangible assets" requirements for continued listing on the Nasdaq National Market through the balance of the year. However, in the event that we are not able to maintain continued compliance with The Nasdaq National Market "net tangible assets" requirement or any other of its listing requirements through December 31, 1999, and thereafter, we would be subject to a delisting process. In the event that we are delisted, we will seek to list our common stock on other markets, including The Nasdaq Small Cap Market and The American Stock Exchange, Inc. We cannot guarantee that we will be able to meet the listing requirements of these or any other markets. In the event that we are delisted from The Nasdaq National Market or are not able to list on any other market, the ability to sell shares of our common stock will be adversely affected.

     Except as described below, the terms of the Series F preferred stock are substantially the same as the terms of the Series D preferred stock as described in our Amendment #4 to Registration Statement on Form S-3, filed on August 18, 1999.

     The changes in the redemption provisions are as follows:

     Redemption Rights upon Covenant Breaches. With respect to the Series D shares, unless we elect to redeem the Series D shares at a price per share equal to the greater of 130% of the liquidation value and the market price, upon the occurrence of any of the following covenant breaches or events:

     o our failure to maintain the registration statement for the resale of the common stock issuable upon conversion or exercise of the Series D shares and warrants;

     o our failure to maintain listing of the common stock on Nasdaq, AMEX or NYSE; or


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     o    a purchase, tender or exchange offer accepted by holders of more than
          50% of our common stock which is not approved or recommended by the board of directors,

 the Series D holders are entitled to require us to either:

     o redeem some or all of their shares at a per share price equal to the liquidation value; or

     o pay 1% of the liquidation value for each day that any of such breaches or events continues for up to 20 days in any 365 day period and/or have the Series D conversion price substantially reduced.

     With respect to the Series F shares, unless we elect to redeem the Series F shares at a price per share equal to the greater of 130% of the liquidation value and the market price, upon the occurrence of the covenant breaches or events specified above, the Series F holders are entitled to require us to:

     o pay 1% of the liquidation value for each day that any of such breaches or events continues for up to 20 days in any 365 day period and have the Series F conversion price substantially reduced (on the same terms as the Series D conversion price is reduced).

     As consideration for the new redemption provisions, the following provisions were changed for the Series F preferred stock:

     Initial Conversion Price. Each Series D share and Series F share is convertible, at the option of a Series D holder or Series F holder, as the case may be, into that number of shares of common stock obtained by dividing the liquidation preference by the conversion price. The liquidation preference of a Series D share and a Series F share equals $10,000 plus any accrued and unpaid dividends and any unpaid default interest on cash dividends. The initial conversion price of a Series D share is $3.93. The initial conversion price of a Series F share is $2.0531.

     Resets of Conversion Price. The conversion price of each Series D share will be reset following the last day of each September and March and on December 31, 1999 and June 30, 2000. The conversion price of each Series F share will be reset following the last day of each September, December, March and June.

     The reset price of a Series D share is equal to 110% of the average of the closing bid prices of the common stock during the ten trading days immediately after each reset date. The reset price of a Series F share will be equal to 90% of the average of the closing bid prices of the common stock during the ten trading days immediately after each reset date.

     The conversion price of each Series D share and Series F share will only be reset if the reset price is less than the then-effective conversion price.

     The foregoing description is qualified in its entirety by the Exchange Agreement, dated as of September 9, 1999, and the other agreements and instruments executed in connection therewith, copies of which are attached as exhibits to this Current Report on Form 8-K and the Securities Purchase Agreement, dated as of March 30, 1999, and the other agreements and instruments executed in connection therewith, copies of which are attached as exhibits to this Current Report on Form 8-K and were attached as exhibits to the Current Report on Form 8-K filed on April 2, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION. Not applicable.


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     (c)  EXHIBITS.

          Exhibit No.    Description
              3.1        Certificate of Designations, Preferences and Rights of
                         Series F Convertible Preferred Stock of the Registrant,
                         filed with the Secretary of State of Delaware on
                         September 9, 1999.

              3.2        Certificate of Designations, Preferences and Rights of
                         Series D Convertible Preferred Stock of the Registrant,
                         filed with the Secretary of State of Delaware on March 30,
                         1999 is incorporated by reference to Exhibit 3.1 to the
                         Registrant's Current Report on Form 8-K filed with the
                         Securities and Exchange Commission on April 2, 1999.

              4.1 Exchange Agreement, dated as of September 9, 1999, by and among Registrant and the investors listed on the Schedule of Investors thereto.

              4.2        Securities Purchase Agreement, dated as of March 30, 1999, by and among Registrant and the buyers listed on the
                         Schedule of Buyers thereto is incorporated by reference to
                         Exhibit 3.1 to the Registrant's Current Report on Form 8-K
                         filed with the Securities and Exchange Commission on April
                         2, 1999.

              4.3        Registration Rights Agreement, dated as of September 9,
                         1999, by and among Registrant and holders listed on the Schedule of Holders thereto.

              4.4        Registration Rights Agreement, dated as of March 30, 1999, by and among Registrant and holders of the Series D
                         Convertible Preferred Stock is incorporated by reference to
                         Exhibit 3.1 to the Registrant's Current Report on Form 8-K
                         filed with the Securities and Exchange Commission on April
                         2, 1999.

              4.5        Amendment #1 to Registration Rights Agreement, dated as of
                         June 25, 1999, by and among Registrant and holders of the
                         Series D Convertible Preferred Stock.

              4.6        Amendment #2 to Registration Rights Agreement, dated as of
                         July 9, 1999, by and among Registrant and holders of the
                         Series D Convertible Preferred Stock.

              4.7        Amendment #3 to Registration Rights Agreement, dated as of
                         July 23, 1999, by and among Registrant and holders of the
                         Series D Convertible Preferred Stock.

          Exhibit No.    Description
              4.8        Amendment #4 to Registration Rights Agreement, dated as of
                         August 6, 1999, by and among Registrant and holders of the
                         Series D Convertible Preferred Stock.

              4.9        Waiver Agreement, dated as of September 9, 1999, by and
                         among Registrant and the stockholders listed on the Schedule of Stockholders thereto.
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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                General Magic, Inc.


                                                By: /s/ Mary E. Doyle
                                                   -----------------------------
September 10, 1999                                 Mary E. Doyle
                                                   General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.    Description

    3.1        Certificate of Designations, Preferences and Rights of Series F
               Convertible Preferred Stock of the Registrant, filed with the Secretary of State of Delaware on September 9, 1999.

    3.2        Certificate of Designations, Preferences and Rights of Series D
               Convertible Preferred Stock of the Registrant, filed with the Secretary of State of Delaware on March 30, 1999 is incorporated by reference to Exhibit 3.1 to the Registrant's Current Report on Form
               8-K filed with the Securities and Exchange Commission on April 2,
               1999.

    4.1 Exchange Agreement, dated as of September 9, 1999, by and among Registrant and the investors listed on the Schedule of Investors thereto.

    4.2        Securities Purchase Agreement, dated as of March 30, 1999, by and among Registrant and the buyers listed on the Schedule of Buyers thereto is incorporated by reference to Exhibit 3.1 to the
               Registrant's Current Report on Form 8-K filed with the Securities and
               Exchange Commission on April 2, 1999.

    4.3        Registration Rights Agreement, dated as of September 9, 1999, by and among Registrant and holders listed on the Schedule of Holders thereto.

    4.4        Registration Rights Agreement, dated as of March 30, 1999, by and among Registrant and holders of the Series D Convertible Preferred
               Stock is incorporated by reference to Exhibit 3.1 to the Registrant's
               Current Report on Form 8-K filed with the Securities and Exchange
               Commission on April 2, 1999.

    4.5        Amendment #1 to Registration Rights Agreement, dated as of June 25,
               1999, by and among Registrant and holders of the Series D Convertible
               Preferred Stock.

    4.6        Amendment #2 to Registration Rights Agreement, dated as of July 9,
               1999, by and among Registrant and holders of the Series D Convertible
               Preferred Stock.

    4.7        Amendment #3 to Registration Rights Agreement, dated as of July 23,
               1999, by and among Registrant and holders of the Series D Convertible
               Preferred Stock.

    4.8        Amendment #4 to Registration Rights Agreement, dated as of August 6,
               1999, by and among Registrant and holders of the Series D Convertible
               Preferred Stock.

    4.9        Waiver Agreement, dated as of September 9, 1999, by and among
               Registrant and the stockholders listed on the Schedule of Stockholders thereto.